Investments	6 Months Ended
Jun. 30, 2026
Investments Other Than Investments Accounted For Using Equity Method [Abstract]
Investments

7. Investments

Investments comprise equity interests and warrants in publicly traded and private companies, and have been recorded at fair value. The fair value of public equity investments is classified as level 1 of the fair value hierarchy, using quoted prices in active markets. The fair value of private equity investments is classified as level 3 of the fair value hierarchy, as the relevant observable inputs are not available. The fair value of the level 1 investments is $18.3 million (2025: $15.8 million) and the fair value of the level 3 investments is $1.6 million (2025: $1.6 million).

For the three and six months ended June 30, 2026, the Company recognized a loss of $0.7 million and a gain of $4.9 million, respectively (2025: gain of $0.5 million and $1.2 million) as a result of changes in fair value of investments.

Triple Flag disposed of various equity investments during the six months ended June 30, 2026, for cash proceeds $4.0 million (2025: $1.5 million).